RNC Genter Dividend Income Fund
(GDIIX)

A series of Investment Managers Series Trust

Supplement Dated December 31, 2015
To the Prospectus and Statement of Additional Information
Dated March 1, 2015

Effective January 1, 2016, the following text supplements information regarding “Fund Expenses” in the Fund’s
Prospectus and Statement of Additional Information:

RNC Genter Capital Management LLC (the “Advisor”) has voluntarily agreed to reduce its management fee from 0.90% to 0.80% of the Fund’s average daily assets through December 31, 2016. The Advisor may terminate this voluntary waiver at any time. The Advisor will not seek recoupment of any advisory fees it waives pursuant to this voluntary waiver.

Please retain this Supplement with your records.